Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
September 30, 2016

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Business Segments Selected Financial Information

Table 5	Average Balances and Interest Rates

Table 6a	Loans and Leases Held for Investment

Table 6b	Deposits

Table 7	General and Administrative Expense

Table 8	Non-Performing Assets

Table 9a	Allowance for Loan and Lease Losses Activity

Table 9b	Allowance for Loan and Lease Losses Ratio

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Adjusted Efficiency Ratio
	Table 10c	Regulatory Capital (bank level)
	Table 10d	Regulatory Capital (EFC consolidated)
	Table 10e	Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets

Table 11	Residential Mortgage Lending

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Nine Months Ended
(dollars in thousands, except per share amounts)	Sep 30, 2016	Jun 30, 2016	Sep 30, 2015	Sep 30, 2016	Sep 30, 2015
Operating Results:
Total revenue(1)	$232,969	$196,608	$210,035	$633,111	$650,833
Net interest income	189,635	177,440	168,840	540,856	493,303
Provision for loan and lease losses	12,070	6,012	11,131	27,001	28,063
Noninterest income	43,334	19,168	41,195	92,255	157,530
Noninterest expense	161,765	155,840	151,506	467,035	485,516
Net income allocated to common shareholders	34,599	19,024	27,051	79,016	77,786
Net earnings per common share, diluted	0.27	0.15	0.21	0.62	0.61
Performance Metrics:
Adjusted net earnings per common share, diluted(2)	$0.40	$0.32	$0.23	$1.04	$0.88
Yield on interest-earning assets	3.81%	3.81%	3.85%	3.82%	3.94%
Cost of interest-bearing liabilities	1.11%	1.15%	1.03%	1.13%	1.01%
Net interest margin	2.81%	2.80%	2.90%	2.81%	3.03%
Return on average assets	0.53%	0.32%	0.48%	0.43%	0.49%
Return on average risk-weighted assets(3)	0.82%	0.49%	0.74%	0.65%	0.76%
Return on average equity(4)	8.0%	4.4%	6.5%	6.1%	6.3%
Adjusted return on average equity(5)	11.9%	9.4%	6.9%	10.2%	9.1%
Efficiency ratio(6)	69%	79%	72%	74%	75%
Adjusted efficiency ratio(7)	61%	67%	71%	65%	68%
Loans and leases held for investment as a percentage of deposits	122%	123%	119%	122%	119%
Loans and leases held for investment excluding government insured pool buyouts as a percentage of deposits	96%	100%	96%	96%	96%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(8)	0.69%	0.52%	0.55%	0.69%	0.55%
Net charge-offs to average loans and leases held for investment	0.10%	0.09%	0.11%	0.09%	0.12%
ALLL as a percentage of loans and leases held for investment	0.38%	0.36%	0.34%	0.38%	0.34%
Government insured pool buyouts as a percentage of loans and leases held for investment	21%	19%	19%	21%	19%
Capital:
Common equity tier 1 ratio (EFC consolidated; see Table 10d)	9.7%	9.7%	10.2%	9.7%	10.2%
Tier 1 leverage ratio (bank level; see Table 10c)	7.9%	8.1%	8.2%	7.9%	8.2%
Total risk-based capital ratio (bank level; see Table 10c)	12.5%	12.6%	12.7%	12.5%	12.7%
Tangible common equity per common share(9)	$13.53	$13.24	$13.00	$13.53	$13.00
Consumer Banking Metrics:
Unpaid principal balance of loans originated	$2,531,539	$2,405,643	$2,292,027	$6,734,314	$7,375,577
Jumbo residential mortgage loans originated	869,808	883,252	1,219,349	2,477,597	3,978,392
Unpaid principal balance of loans serviced for the Company and others	40,322,771	40,474,814	44,347,242	40,322,771	44,347,242
Consumer Banking loans as a percentage of loans and leases held for investment	54%	54%	56%	54%	56%
Consumer deposits	$15,268,033	$14,787,822	$13,518,818	$15,268,033	$13,518,818
Commercial Banking Metrics:
Loan and lease originations:
Commercial and commercial real estate	$444,468	$357,733	$648,993	$1,167,179	$1,595,134
Equipment financing receivables	329,499	318,033	345,490	947,282	862,285
Commercial Banking loan and lease sales	90,521	236,016	61,666	604,275	201,877
Commercial Banking loans as a percentage of loans and leases held for investment	46%	46%	44%	46%	44%
Commercial deposits	$4,375,315	$4,023,940	$4,047,271	$4,375,315	$4,047,271
Market Price Per Share of Common Stock:
Closing	$19.36	$14.86	$19.30	$19.36	$19.30
High	19.36	15.78	20.69	19.36	20.69
Low	14.16	13.61	19.06	12.58	17.24

See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes
(Dollars in thousands)

(1)	Total revenue is defined as net interest income before provision for loan and lease losses and total noninterest income.

(2)
Adjusted net earnings per common share, diluted is calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(3)
Return on average risk-weighted assets equals net income divided by average risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(4)
Return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock).

(5)
Adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of adjusted net income to net income, see Table 10a.

(6)	The efficiency ratio represents noninterest expense as a percentage of total revenue. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue.

(7)
The adjusted efficiency ratio represents adjusted noninterest expense as a percentage of adjusted total revenue based on adjusted net income. The adjusted efficiency ratio is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is the efficiency ratio. For a reconciliation of adjusted net income to net income, see Table 10a. For detailed information regarding the adjusted efficiency ratio, see Table 10b. We use the adjusted efficiency ratio to measure adjusted noninterest costs expended to generate a dollar of adjusted revenue.

(8)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 8.

(9)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10e). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Nine Months Ended
(dollars in thousands, except per share data)	Sep 30, 2016	Jun 30, 2016	Sep 30, 2015	Sep 30, 2016	Sep 30, 2015
Interest Income
Interest and fees on loans and leases	$249,601	$236,168	$215,881	$716,828	$621,077
Interest and dividends on investment securities	6,719	6,965	7,520	21,088	22,989
Other interest income	568	385	226	1,349	545
Total interest income	256,888	243,518	223,627	739,265	644,611
Interest Expense
Deposits	39,272	39,078	31,921	117,440	91,904
Other borrowings	27,981	27,000	22,866	80,969	59,404
Total interest expense	67,253	66,078	54,787	198,409	151,308
Net Interest Income	189,635	177,440	168,840	540,856	493,303
Provision for loan and lease losses	12,070	6,012	11,131	27,001	28,063
Net Interest Income after Provision for Loan and Lease Losses	177,565	171,428	157,709	513,855	465,240
Noninterest Income
Loan servicing fee income	23,637	22,814	27,157	69,892	90,858
Amortization of mortgage servicing rights	(19,176)	(16,550)	(16,760)	(50,457)	(56,065)
Recovery (impairment) of mortgage servicing rights	(23,170)	(36,872)	(4,450)	(82,584)	(32,075)
Net loan servicing income (loss)	(18,709)	(30,608)	5,947	(63,149)	2,718
Gain on sale of loans	43,101	31,973	18,037	103,825	101,248
Loan production revenue	7,231	6,729	5,861	19,220	17,443
Deposit fee income	2,059	1,953	3,844	7,114	10,946
Other lease income	3,919	3,316	3,714	11,602	9,876
Other	5,733	5,805	3,792	13,643	15,299
Total noninterest income	43,334	19,168	41,195	92,255	157,530
Noninterest Expense
Salaries, commissions and other employee benefits expense	94,052	94,922	89,369	280,614	277,124
Equipment expense	15,833	16,052	15,576	47,802	46,879
Occupancy expense	6,298	7,266	6,679	19,828	19,691
General and administrative expense	45,582	37,600	39,882	118,791	141,822
Total noninterest expense	161,765	155,840	151,506	467,035	485,516
Income before Provision for Income Taxes	59,134	34,756	47,398	139,075	137,254
Provision for Income Taxes	22,003	13,201	17,815	52,465	51,874
Net Income	$37,131	$21,555	$29,583	$86,610	$85,380
Net Income Allocated to Preferred Stock	(2,532)	(2,531)	(2,532)	(7,594)	(7,594)
Net Income Allocated to Common Shareholders	$34,599	$19,024	$27,051	$79,016	$77,786
Net Earnings per Common Share, Basic	$0.28	$0.15	$0.22	$0.63	$0.63
Net Earnings per Common Share, Diluted	$0.27	$0.15	$0.21	$0.62	$0.61
Dividends Declared per Common Share	$0.06	$0.06	$0.06	$0.18	$0.14
Dividend payout ratio(1)	21.43%	40.00%	27.27%	28.57%	22.22%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	125,382	125,294	124,823	125,267	124,373
Diluted	127,453	126,612	127,099	126,699	126,568

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
Assets
Cash and due from banks	$54,380	$62,512	$90,478	$55,300	$64,822
Interest-bearing deposits in banks	534,284	559,434	510,167	527,151	534,354
Total cash and cash equivalents	588,664	621,946	600,645	582,451	599,176
Investment securities:
Available for sale, at fair value	486,902	461,141	504,769	555,019	574,104
Held to maturity	100,928	104,205	101,305	103,746	112,219
Other investments	294,710	271,606	234,406	265,431	240,832
Total investment securities	882,540	836,952	840,480	924,196	927,155
Loans held for sale	2,112,855	1,485,747	1,137,702	1,509,268	1,483,754
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	23,932,724	23,218,614	22,756,113	22,227,492	20,877,381
Allowance for loan and lease losses	(90,170)	(84,250)	(83,485)	(78,137)	(71,897)
Total loans and leases held for investment, net	23,842,554	23,134,364	22,672,628	22,149,355	20,805,484
Mortgage servicing rights (MSR), net	249,106	274,356	312,671	335,280	357,550
Premises and equipment, net	46,525	48,486	50,901	51,599	52,425
Other assets	980,801	952,459	1,026,372	1,048,877	989,199
Total Assets	$28,703,045	$27,354,310	$26,641,399	$26,601,026	$25,214,743
Liabilities
Deposits:
Noninterest-bearing	$2,071,154	$1,510,198	$1,499,063	$1,141,357	$1,389,644
Interest-bearing	17,572,194	17,301,564	17,497,414	17,100,685	16,176,445
Total deposits	19,643,348	18,811,762	18,996,477	18,242,042	17,566,089
Other borrowings	6,487,000	6,022,000	5,147,000	5,877,000	5,297,000
Trust preferred securities and subordinated notes payable	360,179	360,079	365,167	276,170	276,103
Accounts payable and accrued liabilities	316,962	303,110	276,852	337,493	252,682
Total Liabilities	26,807,489	25,496,951	24,785,496	24,732,705	23,391,874
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,254	1,253	1,252	1,250	1,250
Additional paid-in capital	882,386	879,169	877,275	874,806	873,175
Retained earnings	962,749	935,670	924,165	906,278	871,160
Accumulated other comprehensive loss	(100,833)	(108,733)	(96,789)	(64,013)	(72,716)
Total Shareholders’ Equity	1,895,556	1,857,359	1,855,903	1,868,321	1,822,869
Total Liabilities and Shareholders’ Equity	$28,703,045	$27,354,310	$26,641,399	$26,601,026	$25,214,743

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 4
(dollars in thousands)	Consumer Banking	Commercial Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended September 30, 2016
Net interest income	$108,948	$85,879	$(5,192)	$—	$189,635
Provision for loan and lease losses	3,088	8,982	—	—	12,070
Net interest income after provision for loan and lease losses	105,860	76,897	(5,192)	—	177,565
Noninterest income	34,171	9,019	144	—	43,334
Noninterest expense	93,510	31,317	36,938	—	161,765
Income (loss) before income tax	46,521	54,599	(41,986)	—	59,134
Adjustment items (pre-tax):
Gain on repurchase of trust preferred securities	—	—	—	—	—
Transaction expense and non-recurring regulatory related expense	216	—	6,591	—	6,807
Increase (decrease) in Bank of Florida non-accretable discount	—	—	—	—	—
MSR impairment (recovery)	23,170	—	—	—	23,170
Restructuring cost	(2,246)	(366)	49	—	(2,563)
Adjusted income (loss) before income tax	$67,661	$54,233	$(35,346)	$—	$86,548
Total assets as of September 30, 2016	$17,622,499	$11,226,918	$253,058	$(399,430)	$28,703,045
Total deposits as of September 30, 2016	15,268,033	4,375,315	—	—	19,643,348

Three Months Ended June 30, 2016
Net interest income	$99,370	$83,141	$(5,071)	$—	$177,440
Provision for loan and lease losses	1,068	4,944	—	—	6,012
Net interest income after provision for loan and lease losses	98,302	78,197	(5,071)	—	171,428
Noninterest income	5,225	12,389	1,554	—	19,168
Noninterest expense	93,485	33,790	28,565	—	155,840
Income (loss) before income tax	10,042	56,796	(32,082)	—	34,756
Adjustment items (pre-tax):
Gain on repurchase of trust preferred securities	—	—	(1,478)	—	(1,478)
Transaction expense and non-recurring regulatory related expense	148	—	154	—	302
Increase (decrease) in Bank of Florida non-accretable discount	—	(324)	—	—	(324)
MSR impairment (recovery)	36,872	—	—	—	36,872
Restructuring cost	(1,538)	759	66	—	(713)
Adjusted income (loss) before income tax	$45,524	$57,231	$(33,340)	$—	$69,415
Total assets as of June 30, 2016	$16,514,624	$11,037,749	$259,250	$(457,313)	$27,354,310
Total deposits as of June 30, 2016	14,787,822	4,023,940	—	—	18,811,762

Three Months Ended September 30, 2015
Net interest income	$92,157	$80,790	$(4,107)	$—	$168,840
Provision for loan and lease losses	3,091	8,040	—	—	11,131
Net interest income after provision for loan and lease losses	89,066	72,750	(4,107)	—	157,709
Noninterest income	32,847	8,204	144	—	41,195
Noninterest expense	94,014	30,386	27,106	—	151,506
Income (loss) before income tax	27,899	50,568	(31,069)	—	47,398
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(921)	—	(343)	—	(1,264)
Increase (decrease) in Bank of Florida non-accretable discount	(44)	(39)	—	—	(83)
MSR impairment (recovery)	4,450	—	—	—	4,450
Restructuring cost	(360)	—	—	—	(360)
Adjusted income (loss) before income tax	$31,024	$50,529	$(31,412)	$—	$50,141
Total assets as of September 30, 2015	$15,649,933	$9,678,171	$274,938	$(388,299)	$25,214,743
Total deposits as of September 30, 2015	13,518,818	4,047,271	—	—	17,566,089

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates(1) (2) (3)							Table 5
	Three Months Ended September 30, 2016			Three Months Ended June 30, 2016			Three Months Ended September 30, 2015
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$444,504	$568	0.51%	$303,129	$385	0.51%	$351,834	$226	0.26%
Investments	855,451	6,719	3.13%	838,777	6,965	3.33%	995,467	7,520	3.01%
Loans held for sale	2,042,414	16,798	3.29%	1,874,252	15,125	3.23%	1,740,497	14,529	3.34%
Loans and leases held for investment:
Consumer Banking:
Residential mortgages:
Residential	6,741,757	53,398	3.17%	6,824,775	53,376	3.13%	6,901,559	55,895	3.24%
Government insured pool buyouts	5,175,352	60,792	4.70%	4,568,782	54,879	4.80%	3,994,565	45,353	4.54%
Residential mortgages	11,917,109	114,190	3.83%	11,393,557	108,255	3.80%	10,896,124	101,248	3.72%
Home equity lines and other	1,086,805	10,030	3.67%	928,021	8,230	3.57%	255,315	2,900	4.51%
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,819,895	47,530	4.93%	3,901,421	47,397	4.84%	3,832,593	50,346	5.21%
Mortgage warehouse finance	2,664,319	19,241	2.83%	2,475,149	17,325	2.77%	1,862,290	12,707	2.67%
Lender finance	1,510,827	13,931	3.61%	1,356,091	11,927	3.48%	1,023,005	8,985	3.44%
Commercial and commercial real estate	7,995,041	80,702	3.98%	7,732,661	76,649	3.94%	6,717,888	72,038	4.24%
Equipment financing receivables	2,477,319	27,881	4.50%	2,415,338	27,909	4.62%	2,173,960	25,166	4.63%
Total loans and leases held for investment	23,476,274	232,803	3.95%	22,469,577	221,043	3.93%	20,043,287	201,352	4.00%
Total interest-earning assets	26,818,643	$256,888	3.81%	25,485,735	$243,518	3.81%	23,131,085	$223,627	3.85%
Noninterest-earning assets	1,318,167			1,380,992			1,309,468
Total assets	$28,136,810			$26,866,727			$24,440,553
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$3,678,495	$6,146	0.66%	$3,730,252	$6,282	0.68%	$3,625,255	$6,214	0.68%
Market-based money market accounts	355,485	545	0.61%	359,728	546	0.61%	365,005	561	0.61%
Savings and money market accounts, excluding market-based	6,416,744	11,465	0.71%	6,594,527	12,339	0.75%	5,457,507	9,063	0.66%
Market-based time	337,811	725	0.85%	355,069	760	0.86%	390,975	610	0.62%
Time, excluding market-based	6,591,170	20,391	1.24%	6,114,552	19,151	1.26%	5,527,481	15,473	1.11%
Total deposits	17,379,705	39,272	0.90%	17,154,128	39,078	0.92%	15,366,223	31,921	0.82%
Borrowings:
Trust preferred securities and subordinated notes payable	360,114	5,313	5.90%	363,475	5,243	5.77%	276,234	4,192	6.07%
Long-term FHLB advances	4,080,913	20,341	1.95%	3,776,672	19,948	2.09%	3,172,000	17,513	2.16%
Short-term FHLB advances	2,199,185	2,327	0.41%	1,757,143	1,809	0.41%	2,252,174	1,161	0.20%
Total borrowings	6,640,212	27,981	1.66%	5,897,290	27,000	1.82%	5,700,408	22,866	1.58%
Total interest-bearing liabilities	24,019,917	67,253	1.11%	23,051,418	66,078	1.15%	21,066,631	54,787	1.03%
Noninterest-bearing demand deposits	1,797,407			1,543,952			1,309,855
Other noninterest-bearing liabilities	435,392			403,991			239,823
Total liabilities	26,252,716			24,999,361			22,616,309
Total shareholders’ equity	1,884,094			1,867,366			1,824,244
Total liabilities and shareholders’ equity	$28,136,810			$26,866,727			$24,440,553
Net interest income/spread		$189,635	2.70%		$177,440	2.66%		$168,840	2.82%
Net interest margin			2.81%			2.80%			2.90%
Memo: Total deposits including noninterest-bearing	$19,177,112	$39,272	0.82%	$18,698,080	$39,078	0.84%	$16,676,078	$31,921	0.76%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

Loans and Leases Held for Investment					Table 6a
(dollars in thousands)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
Consumer Banking:
Residential mortgages:
Residential	$6,653,526	$6,961,746	$7,254,377	$7,501,767	$7,364,522
Government insured pool buyouts	5,139,215	4,403,338	4,396,059	4,215,355	3,947,359
Residential mortgages	11,792,741	11,365,084	11,650,436	11,717,122	11,311,881
Home equity lines and other	1,173,155	1,073,656	917,856	501,785	337,093
Total Consumer Banking	12,965,896	12,438,740	12,568,292	12,218,907	11,648,974
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,882,297	3,831,432	3,883,821	3,954,522	3,660,362
Mortgage warehouse finance	3,076,511	3,035,329	2,603,163	2,372,731	2,162,627
Lender finance	1,495,585	1,450,638	1,300,254	1,280,423	1,117,886
Commercial and commercial real estate	8,454,393	8,317,399	7,787,238	7,607,676	6,940,875
Equipment financing receivables	2,512,435	2,462,475	2,400,583	2,400,909	2,287,532
Total Commercial Banking	10,966,828	10,779,874	10,187,821	10,008,585	9,228,407
Loans and leases held for investment, net of unearned income	23,932,724	23,218,614	22,756,113	22,227,492	20,877,381
Allowance for loan and lease losses	(90,170)	(84,250)	(83,485)	(78,137)	(71,897)
Total loans and leases held for investment, net	$23,842,554	$23,134,364	$22,672,628	$22,149,355	$20,805,484
The balances presented above include:
Net purchased loan and lease discounts	$82,560	$71,636	$63,250	$45,770	$43,166
Net deferred loan and lease origination costs	$125,346	$125,555	$125,877	$123,255	$115,990

Deposits					Table 6b
(dollars in thousands)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
Noninterest-bearing demand	$2,071,154	$1,510,198	$1,499,063	$1,141,357	$1,389,644
Interest-bearing demand	3,585,418	3,696,048	3,694,755	3,709,156	3,631,458
Market-based money market accounts	353,613	358,649	353,742	342,600	351,880
Savings and money market accounts, excluding market-based	6,271,548	6,478,326	6,892,789	6,338,685	5,734,451
Market-based time	327,472	341,993	358,566	374,171	379,967
Time, excluding market-based	7,034,143	6,426,548	6,197,562	6,336,073	6,078,689
Total deposits	$19,643,348	$18,811,762	$18,996,477	$18,242,042	$17,566,089

General and Administrative Expense							Table 7
	Three Months Ended					Nine Months Ended
(dollars in thousands)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Sep 30, 2016	Sep 30, 2015
Legal and professional fees, excluding consent order expense	$11,815	$5,488	$4,998	$7,444	$6,123	$22,301	$19,374
Credit-related expenses	6,862	6,388	4,907	7,261	7,340	18,157	21,898
FDIC premium assessment and other agency fees	8,097	6,903	7,241	7,198	7,066	22,241	19,948
Advertising and marketing expense	5,685	4,911	4,911	6,485	5,810	15,507	18,736
Subservicing expense	—	—	—	—	(103)	—	5,033
Consent order expense	31	—	(341)	463	(866)	(310)	2,038
Other	13,092	13,910	13,893	10,878	14,512	40,895	54,795
Total general and administrative expense	$45,582	$37,600	$35,609	$39,729	$39,882	$118,791	$141,822

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 8
(dollars in thousands)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
Non-accrual loans and leases:
Consumer Banking:
Residential mortgages	$33,607	$27,580	$28,644	$32,218	$27,322
Home equity lines and other	6,741	6,678	6,151	3,339	4,191
Commercial Banking:
Commercial and commercial real estate	106,790	65,962	66,945	71,913	78,801
Equipment financing receivables	37,677	28,833	26,676	17,407	13,661
Total non-accrual loans and leases	184,815	129,053	128,416	124,877	123,975
Total non-performing loans (NPL)	184,815	129,053	128,416	124,877	123,975
Other real estate owned (OREO)	11,866	13,477	14,072	17,253	15,491
Total non-performing assets (NPA)	196,681	142,530	142,488	142,130	139,466
Troubled debt restructurings (TDR) less than 90 days past due	14,865	14,760	15,814	16,425	16,558
Total NPA and TDR(1)	$211,546	$157,290	$158,302	$158,555	$156,024

Total NPA and TDR	$211,546	$157,290	$158,302	$158,555	$156,024
Government insured 90 days or more past due still accruing	3,706,213	3,211,913	3,255,744	3,199,978	2,814,506
Loans accounted for under ASC 310-30:
90 days or more past due	3,823	4,130	4,858	5,148	4,871
Total regulatory NPA and TDR	$3,921,582	$3,373,333	$3,418,904	$3,363,681	$2,975,401
Adjusted credit quality ratios excluding government insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.71%	0.52%	0.54%	0.53%	0.56%
NPA to total assets	0.69%	0.52%	0.53%	0.53%	0.55%
NPA and TDR to total assets	0.74%	0.58%	0.59%	0.60%	0.62%
Credit quality ratios including government insured loans and loans accounted for under ASC 310-30:
NPL to total loans	15.01%	13.59%	14.23%	14.08%	13.21%
NPA to total assets	13.61%	12.28%	12.77%	12.58%	11.73%
NPA and TDR to total assets	13.66%	12.33%	12.83%	12.64%	11.80%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 9a
	Three Months Ended
(dollars in thousands)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
ALLL, beginning of period	$84,250	$83,485	$78,137	$71,897	$66,091
Charge-offs:
Consumer Banking:
Residential mortgages	2,290	2,176	1,845	1,527	2,630
Home equity lines and other	505	275	219	599	353
Commercial Banking:
Commercial and commercial real estate	79	—	69	—	406
Equipment financing receivables	4,006	3,935	2,564	3,356	2,703
Total charge-offs	6,880	6,386	4,697	5,482	6,092
Recoveries:
Consumer Banking:
Residential mortgages	57	272	232	506	91
Home equity lines and other	52	69	80	88	70
Commercial Banking:
Commercial and commercial real estate	133	4	77	216	4
Equipment financing receivables	488	794	737	788	602
Total recoveries	730	1,139	1,126	1,598	767
Net charge-offs	6,150	5,247	3,571	3,884	5,325
Provision for loan and lease losses	12,070	6,012	8,919	10,124	11,131
ALLL, end of period	$90,170	$84,250	$83,485	$78,137	$71,897
Net charge-offs to average loans and leases held for investment	0.10%	0.09%	0.07%	0.07%	0.11%

Allowance for Loan and Lease Losses Ratio					Table 9b
(dollars in thousands)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
ALLL	$90,170	$84,250	$83,485	$78,137	$71,897
Loans and leases held for investment, net of unearned income	23,932,724	23,218,614	22,756,113	22,227,492	20,877,381
ALLL as a percentage of loans and leases held for investment	0.38%	0.36%	0.37%	0.35%	0.34%
Government insured pool buyouts as a percentage of loans and leases held for investment	21%	19%	19%	19%	19%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income							Table 10a
	Three Months Ended					Nine Months Ended
(dollars in thousands, except per share data)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Sep 30, 2016	Sep 30, 2015
Net income	$37,131	$21,555	$27,924	$45,146	$29,583	$86,610	$85,380
Gain on repurchase of trust preferred securities, net of tax	—	(916)	—	—	—	(916)	—
Transaction expense and non-recurring regulatory related expense, net of tax	4,220	187	(43)	(1,849)	(784)	4,364	4,459
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	—	(201)	(14)	—	(51)	(215)	(859)
MSR impairment (recovery), net of tax	14,365	22,861	13,976	(55)	2,758	51,202	19,886
Restructuring cost, net of tax	(1,589)	(442)	438	2,219	(222)	(1,593)	10,445
Adjusted net income	$54,127	$43,044	$42,281	$45,461	$31,284	$139,452	$119,311
Adjusted net income allocated to preferred stock	2,532	2,531	2,531	2,531	2,532	7,594	7,594
Adjusted net income allocated to common shareholders	$51,595	$40,513	$39,750	$42,930	$28,752	$131,858	$111,717
Adjusted net earnings per common share, basic	$0.41	$0.32	$0.32	$0.34	$0.23	$1.05	$0.90
Adjusted net earnings per common share, diluted	$0.40	$0.32	$0.32	$0.34	$0.23	$1.04	$0.88
Weighted average common shares outstanding:
(units in thousands)
Basic	125,382	125,294	125,125	124,983	124,823	125,267	124,373
Diluted	127,453	126,612	126,045	126,980	127,099	126,699	126,568

Adjusted Efficiency Ratio							Table 10b
	Three Months Ended					Nine Months Ended
(dollars in thousands)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Sep 30, 2016	Sep 30, 2015
Net interest income	$189,635	$177,440	$173,781	$175,040	$168,840	$540,856	$493,303
Noninterest income	43,334	19,168	29,753	57,850	41,195	92,255	157,530
Total revenue	232,969	196,608	203,534	232,890	210,035	633,111	650,833
Adjustment items (pre-tax):
Gain on repurchase of trust preferred securities	—	(1,478)	—	—	—	(1,478)	—
MSR impairment (recovery)	23,170	36,872	22,542	(89)	4,450	82,584	32,075
Restructuring cost	—	(129)	—	160	—	(129)	96
Adjusted total revenue	$256,139	$231,873	$226,076	$232,961	$214,485	$714,088	$683,004

Noninterest expense	$161,765	$155,840	$149,430	$152,861	$151,506	$467,035	$485,516
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(6,806)	(302)	69	2,981	1,264	(7,039)	(7,194)
Restructuring cost	2,563	584	(706)	(3,419)	360	2,441	(16,748)
Adjusted noninterest expense	$157,522	$156,122	$148,793	$152,423	$153,130	$462,437	$461,574

GAAP efficiency ratio	69%	79%	73%	66%	72%	74%	75%
Adjusted efficiency ratio	61%	67%	66%	65%	71%	65%	68%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital (bank level)							Table 10c
(dollars in thousands)			Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
Shareholders’ equity			$2,161,524	$2,124,090	$2,123,612	$2,050,456	$2,002,848
Less:	Goodwill and other intangibles		(47,227)	(47,318)	(47,401)	(47,143)	(47,198)
	Disallowed servicing asset		—	—	(8,618)	(17,719)	(26,699)
Add:	Accumulated losses on securities and cash flow hedges		100,140	107,834	95,611	62,887	71,202
Tier 1 capital		(A)	2,214,437	2,184,606	2,163,204	2,048,481	2,000,153
Add:	Allowance for loan and lease losses		90,948	84,994	84,134	78,789	72,653
Total regulatory capital		(B)	$2,305,385	$2,269,600	$2,247,338	$2,127,270	$2,072,806

Adjusted total assets		(C)	$28,189,485	$26,946,525	$26,232,737	$25,281,658	$24,428,171
Risk-weighted assets		(D)	18,435,220	17,998,277	17,362,622	17,133,084	16,336,138

Tier 1 leverage ratio		(A)/(C)	7.9%	8.1%	8.2%	8.1%	8.2%
Tier 1 risk-based capital ratio		(A)/(D)	12.0%	12.1%	12.5%	12.0%	12.2%
Total risk-based capital ratio		(B)/(D)	12.5%	12.6%	12.9%	12.4%	12.7%

Regulatory Capital (EFC consolidated)							Table 10d
(dollars in thousands)			Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
Shareholders’ equity			$1,895,556	$1,857,359	$1,855,903	$1,868,321	$1,822,869
Less:	Preferred stock		(150,000)	(150,000)	(150,000)	(150,000)	(150,000)
	Goodwill and other intangibles		(47,227)	(47,318)	(47,401)	(47,143)	(47,198)
	Disallowed servicing asset		(3,060)	(16,132)	(33,609)	(30,959)	(39,838)
Add:	Accumulated losses on securities and cash flow hedges		100,833	108,733	96,789	64,013	72,716
Common tier 1 capital		(E)	1,796,102	1,752,642	1,721,682	1,704,232	1,658,549
Add:	Preferred stock		150,000	150,000	150,000	150,000	150,000
Add:	Additional tier 1 capital (trust preferred securities)		98,750	98,750	103,750	103,750	103,750
Tier 1 capital		(F)	2,044,852	2,001,392	1,975,432	1,957,982	1,912,299
Add:	Subordinated notes payable		261,428	261,329	261,417	172,420	172,353
Add:	Allowance for loan and lease losses		90,948	84,994	84,134	78,789	72,653
Total regulatory capital		(G)	$2,397,228	$2,347,715	$2,320,983	$2,209,191	$2,157,305

Adjusted total assets		(H)	$28,192,055	$26,917,493	$26,220,573	$25,286,802	$24,429,012
Risk-weighted assets		(I)	18,448,080	17,990,693	17,349,099	17,131,756	16,327,166

Common equity tier 1 ratio		(E)/(I)	9.7%	9.7%	9.9%	9.9%	10.2%
Tier 1 leverage ratio		(F)/(H)	7.3%	7.4%	7.5%	7.7%	7.8%
Tier 1 risk-based capital ratio		(F)/(I)	11.1%	11.1%	11.4%	11.4%	11.7%
Total risk-based capital ratio		(G)/(I)	13.0%	13.0%	13.4%	12.9%	13.2%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets					Table 10e

(dollars in thousands except share and per share amounts)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
Shareholders’ equity	$1,895,556	$1,857,359	$1,855,903	$1,868,321	$1,822,869
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	1,176	1,355	1,535	1,772	2,124
Tangible equity	1,847,521	1,809,145	1,807,509	1,819,690	1,773,886
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$1,697,521	$1,659,145	$1,657,509	$1,669,690	$1,623,886

Common shares outstanding at period end	125,437,973	125,324,413	125,247,099	125,020,843	124,954,523
Book value per common share	$13.92	$13.62	$13.62	$13.74	$13.39
Tangible common equity per common share	13.53	13.24	13.23	13.36	13.00

Total assets	$28,703,045	$27,354,310	$26,641,399	$26,601,026	$25,214,743
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	1,176	1,355	1,535	1,772	2,124
Tangible assets	$28,655,010	$27,306,096	$26,593,005	$26,552,395	$25,165,760

EverBank Financial Corp and Subsidiaries
Residential Mortgage Lending					Table 11
	Three Months Ended
(dollars in thousands)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
Key Metrics:
Mortgage lending volume:
Agency	$1,466,079	$1,297,388	$872,338	$823,506	$961,485
Jumbo	869,808	883,252	724,536	1,073,881	1,219,349
Other	195,652	225,003	200,257	183,613	111,193
Mortgage lending volume	$2,531,539	$2,405,643	$1,797,131	$2,081,000	$2,292,027
Mortgage loans sold:(1)
Agency, excluding GNMA II	$1,235,695	$1,222,678	$828,796	$543,709	$1,265,174
Jumbo	320,960	456,140	981,304	611,644	314,499
GNMA II	—	3,362	7,308	—	—
Other	17,287	11,128	5,026	4,748	4,712
Mortgage loans sold	$1,573,942	$1,693,308	$1,822,434	$1,160,101	$1,584,385
Applications	$1,713,655	$1,557,100	$1,509,883	$1,296,496	$1,446,134
Rate locks	1,669,722	1,564,302	1,486,128	1,144,034	1,422,918
Mortgage Lending Volume by Channel:
Retail	$1,782,100	$1,750,962	$1,253,682	$1,392,686	$1,467,344
Consumer Direct	483,431	388,128	244,149	224,126	289,832
Correspondent	266,008	266,553	299,301	464,188	534,851
Purchase Activity (%):
Retail	60%	65%	59%	68%	73%
Consumer Direct	17%	14%	8%	11%	14%
Correspondent	76%	74%	69%	57%	70%
Total	54%	58%	54%	59%	65%

(1)
Excludes sales of loans to third party servicers out of government insured pool buyouts accounted for under ASC 310-30 since additional cash flows expected and/or realized in the pool are not recognized into earnings immediately but come in as a prospective adjustment to yield for the remainder of the pool.